SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 1996

                         NUKO INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    NEW YORK
                 (State or other jurisdiction of incorporation)

             2-31438                                    16-0962874
        (Commission File No.)               (I.R.S. Employer Identification No.)

                                 2235 Qume Drive
                               San Jose CA, 94131
                    (Address of principal executive offices)
                                 (408) 526-0288
              (Registrant's telephone number, including area code)

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ITEM 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) ENGAGEMENT OF NEW INDEPENDENT ACCOUNTANTS. On July 22, 1996, the Registrant's Board of Directors, upon recommendation of its Audit Committee, approved the appointment of Coopers & Lybrand LLP ("Coopers & Lybrand") as its independent accountants to audit the Registrant's financial Statements for the fiscal year ending December 31, 1996, in place of Grant Thornton who were dismissed as reported in 8-K filing dated August 16, 1996. On September 12, 1996 the above appointment was accepted by Coopers & Lybrand.

         During the most recent fiscal years and through July 22, 1996, the Registrant has not consulted with Coopers & Lybrand regarding the application of accounting principles; or the type of audit opinion that might be rendered on the Registrant's financial statements; or other information considered by the Registrant in reaching any decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement or an event (as event identified in Item 304(a) (1) (vi) of Regulation S-B).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NUKO INFORMATION SYSTEMS, INC.
                                  (Registrant)


Date: September 12, 1996          By:  John H. Gorman
                                       Name:  John H. Gorman
                                       Title: Vice President Finance and Chief
                                              Financial Officer
                                       (Chief Accounting and Financial Officer)